Exhibit 10.21

Amendment to Securities Purchase Agreement

This amendment (this “Amendment”), dated as of December 1, 2004, by and between Symmetry Medical Inc. (the “Company”) and each of the Persons set forth on the Schedule of Sellers that execute this Amendment (each, a “Seller” and, collectively, the “Sellers”), confirms, clarifies and amends (pursuant to Section 11 of the Purchase Agreement (defined below)), as between the Company and each of such Persons, the Securities Purchase Agreement, dated as of November 17, 2004, as amended from time to time, between the Company and the other parties thereto (the “Purchase Agreement”). Capitalized terms used but not defined herein have the meaning given to them in the Purchase Agreement.

Notwithstanding anything to the contrary contained in the Purchase Agreement, the Company hereby agrees with each of the Sellers as follows:

1. The introduction to the Schedule of Sellers is deemed to be replaced in its entirety by the introduction attached hereto as Exhibit A.

2. Each Seller acknowledges that the Company may, pursuant to Clause (I) of the Schedule of Sellers, reduce or increase pro rata among the Sellers (or, in the case of an increase, pro rata among the Sellers subject to such increase)the amount of Repurchased Securities to be purchased by the Company pursuant to the Purchase Agreement and that such reduction or increase may be determined by, among other things in case of a reduction, a formula based on the expected net proceeds of the planned IPO.

3. Other than a expressly modified as between the Company and the Sellers pursuant to foregoing provisions, the remaining terms of the Purchase Agreement remain in full force and effect.

* * *

If you agree with the foregoing, please sign and return a copy of this Amendment, which will constitute our agreement with respect to the subject matter hereof. This Amendment will be deemed dated as of the date of the Purchase Agreement.

The Company:

SYMMETRY MEDICAL INC.

By:
Name:	Fred Hite
Its:	Senior Vice President and Chief Financial Officer

The Sellers:

OLYMPUS/SYMMETRY HOLDINGS LLC

By:
Name:
Its:

OLYMPUS GROWTH FUND III, L.P.

By:	OGP III, L.L.C.
Its:	General Partner

By:	Conroy, L.L.C.
Its:	Member

By:
Name:
Its:

OLYMPUS GROWTH CO-INVESTMENT FUND III, L.P.

By:	OGP III, L.L.C.
Its:	General Partner

By:	Conroy, L.L.C.
Its:	Member

By:
Name:
Its:

(Continuation of Signature Pages to Amendment to Securities Purchase Agreement)

OLYMPUS EXECUTIVE FUND, L.P.

By:	OEF, L.P.
Its:	General Partner

By:	Conroy, L.L.C.
Its:	General Partner

By:
Name:
Its:

ANTARES CAPITAL CORPORATION

By:
Name:
Its:

RBS EQUITY CORPORATION

By:
Name:
Its:

(Continuation of Signature Pages to Amendment to Securities Purchase Agreement)

CIT LENDING SERVICES CORPORATION

By:
Name:
Its:

KNOWLEDGE VENTURES LLC

By:
Name:
Its:

Roger Hand

Brian Salyer

Paul Salyer

William Hough, Jr.

D. Darin Martin

Andrew Miclot

(Continuation of Signature Pages to Amendment to Securities Purchase Agreement)

Scott Amstutz (individually and as custodian for Isaac Amstutz under the Indiana Transfers to Minors Act)

Lee Crowe

Timothy Wood

Steffan Burns

Donald McPherson, Jr.

Sibyl Nelson

Frank Milne

Max Elder

William Flanagan

Harry Rockwell

Daniel Sands

Linda Scalet

Todd Wolford

Randy Woodcock

(Continuation of Signature Pages to Amendment to Securities Purchase Agreement)

Richard Senior

Matthew Bell

Steve Womack

Tony Huison

Mark Corry

Alan Wall

Dave Glossop

Lynne Norman

Chris Carney

Matt Rudd

Brian Leyrer

Pat Heffron

Kim Campbell

Tom Sherer

Brian Moore

(Continuation of Signature Pages to Amendment to Securities Purchase Agreement)

POTENZA ENTERPRISES LIMITED

By:
Name:
Its: